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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 19, 2005

                                ---------------

                                 VIRTGAME CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                ---------------

         Delaware                     000-29800                 33-0716247
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                          6969 Corte Santa Fe, Suite A
                           San Diego, California 92121
                    (Address of principal executive offices)

                                 (858) 373-5001
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 1.01 Entry Into a Material Definitive Agreement

On February 19, 2005, we entered into an Agreement and Plan of Merger and Reorganization ("Agreement") dated as of February 19, 2005 with Mikohn Gaming Corporation, a Nevada corporation d/b/a Progressive Gaming International Corporation ("Progressive Gaming"), pursuant to which we will be acquired by Progressive Gaming in a stock merger transaction. Pursuant to the Agreement, Progressive Gaming will issue up to 2,000,000 shares of its common stock in exchange for all of our outstanding shares of common stock and preferred stock and all of our outstanding options and warrants, subject to a downward adjustment to the 2,000,000 share figure for amounts owed by us to Progressive Gaming as of the closing of the transaction and the amount by which our adjusted working capital is less than $100,000.

Concurrent with the execution of the Agreement, we entered into a credit facility agreement with Progressive Gaming pursuant to which Progressive Gaming has agreed to lend us up to $2,500,000, subject to certain restrictions on the use of funds provided. At the close of the merger transaction, the 2,000,000 shares to be issued by Progressive Gaming in exchange for our equity securities will be reduced by a number equal to

      (A)   the sum of:

            (x) all amounts owed by us to Progressive Gaming under the credit facility as of the closing of the transaction, minus all fees and expenses, not to exceed $425,000 in the aggregate, owed by us to our legal and financial advisors in connection with the merger transaction, and minus further the value of all New Company Revenue (as defined below) immediately prior to the close, plus

            (y) any indebtedness on our part (other than the credit facility) outstanding immediately prior to the closing of the transaction that was not reflected on our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, plus

            (z) the amount, if any, by which our working capital immediately prior to the close is less than $100,000 (provided, however, that for purposes of this subsection (z), working capital shall be determined without giving effect to any cash and cash equivalents held by us and any amounts owed by us to Progressive Gaming under the credit facility);

      Divided by

      (B) 11.971, which represents the average last sale price for Progressive Gaming's common stock over the ten (10) trading days up to and including the execution date of the Agreement.

      As used in the Agreement and above, the term "New Company Revenue" means the aggregate net cash payments that each of (i) Progressive Gaming's Chief Executive Officer or Chief Financial Officer, (ii) Progressive Gaming's independent registered public accounting firm and (iii) our Chief Executive Officer or Chief Financial Officer reasonably agree would be collected by us during the one year period immediately following the closing of the merger transaction pursuant to certain written agreements contemplating a license of our products that are entered into by us after the date of the Agreement and prior to the closing of the merger.

We presently have approximately 63.6 million shares of common stock outstanding on a fully diluted basis, which assumes the exercise of all outstanding options and warrants and conversion of all outstanding shares of preferred stock.

The merger transaction is subject to regulatory review and approval. The transaction also is subject to several conditions, including Virtgame stockholder approval. The merger transaction is expected to close in the second quarter of 2005.

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The advances under the credit facility will bear interest at the rate of seven percent per annum. All principal and interest under the note shall be due and payable on the 90th day following any termination of the Agreement. Our obligations under the note are secured by a first priority lien on all our assets pursuant to a Security Agreement between us and Progressive Gaming dated February 19, 2005.

The foregoing is only a summary of the Agreement, Secured Promissory Note and Security Agreement. Copies of these agreements are included as Exhibits 99.2,
99.3 and 99.4, respectively, to this report, and incorporated herein by reference.

Item 8.01 Other Events.

On February 22, 2005, we issued a press release announcing that we had we entered into the Agreement described in Item 1.01 above.

Copies of the press release and Agreement are attached as Exhibits 99.1 and 99.2, respectively.

Additional Information

Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation, intends to file with the Securities and Exchange Commission a registration statement on Form S-4 that will include a prospectus of Mikohn, a proxy statement of VirtGame Corp., and other relevant documents in connection with the proposed transaction. Investors and security holders are advised to read the prospectus/proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the prospectus/proxy statement, when available, and other documents filed by Mikohn and VirtGame at the Securities and Exchange Commission's web site at www.sec.gov. The prospectus/proxy statement and such other documents may be obtained, when available, from VirtGame by directing such request to VirtGame Corp., 6969 Corte Santa Fe, Ste. A, San Diego, California 92121, Attention: Investor Relations. The prospectus/proxy statement and such other documents may also be obtained, when available, from Mikohn by directing such request to Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada, 89119, Attention:
Investor Relations. Mikohn, VirtGame and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of VirtGame with respect to the transactions contemplated by the merger agreement. A description of any interests that VirtGame's or Mikohn's directors and executive officers have in the proposed merger will be available in the prospectus/proxy statement. Information regarding VirtGame's officers and directors is included in VirtGame's Form 10-KSB filed with the Securities and Exchange Commission on April 12, 2004 and will be included in VirtGame's next Form 10-KSB which it expects to file on or before March 31, 2005. Information regarding Mikohn's officers and directors is included in Mikohn's Form 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from VirtGame and Mikohn.

Forward Looking Statements

Safe Harbor Statements under The Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements, including statements regarding expectations for the acquisition of VirtGame and the number of shares of Progressive Gaming Common Stock expected to be issued in connection with the proposed transaction. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that merger transaction may not be completed in the second quarter of 2005, or at all, risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the transaction, including approval by stockholders of VirtGame, risks related to any uncertainty surrounding the transaction, and the costs related to the transaction. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit
Number      Description
------      -----------

99.1        Press release dated February 22, 2005

99.2 Agreement and Plan of Merger and Reorganization dated as of February 19, 2005 between, among others, VirtGame Corp. and Mikohn Gaming Corporation, a Nevada corporation d/b/a Progressive Gaming International Corporation.

99.3        Secured Promissory Note.

99.4        Security Agreement dated February 19, 2005 between VirtGame Corp.
            and Mikohn Gaming Corporation, a Nevada corporation d/b/a Progressive Gaming International Corporation.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIRTGAME CORP.


Date: February 22, 2005                 /s/  Arnaldo F. Galassi
                                        ----------------------------------------
                                        Arnaldo F. Galassi,
                                        Chief Financial Officer

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                                  Exhibit Index

Exhibit
Number      Description
------      -----------

99.1        Press release dated February 22, 2005

99.2 Agreement and Plan of Merger and Reorganization dated as of February 19, 2005 between, among others, VirtGame Corp. and Mikohn Gaming Corporation, a Nevada corporation d/b/a Progressive Gaming International Corporation.

99.3        Secured Promissory Note.

99.4        Security Agreement dated February 19, 2005 between VirtGame Corp.
            and Mikohn Gaming Corporation, a Nevada corporation d/b/a Progressive Gaming International Corporation.